                                  EXHIBIT 99.1

------------------------------------------------------------------------------
  THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., EASTERN TIME, ON _________, 1997, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., EASTERN TIME, ON THE EXPIRATION DATE.
------------------------------------------------------------------------------

                          ECHOSTAR COMMUNICATION CORPORATION

                               90 Inverness Circle East
                                 Englewood, CO 80112


                                LETTER OF TRANSMITTAL

                   To Exchange 12 1/8% Series B Senior Redeemable
                        Exchangeable Preferred Stock due 2004

                                   Exchange Agent:
                    AMERICAN SECURITIES TRANSFER & TRUST CO., INC.

                                   ---------------

                 To:  American Securities Transfer & Trust Co., Inc.

                                   ---------------

                               FACSIMILE TRANSMISSION:
                                    (303) 234-

                               CONFIRM BY TELEPHONE TO:
                                    (303) 234-5300

                                   ---------------


                      BY MAIL/HAND DELIVERY/OVERNIGHT DELIVERY:

                    American Securities Transfer & Trust Co., Inc.
                            Attn: Greg Tubbs, Vice President
                                  938 Quail Street
                                 Lakewood, CO 80215



   DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

    The undersigned acknowledges receipt of the Prospectus dated ________, 1997 (the "Prospectus") of EchoStar Communications Corporation, a Nevada corporation (the "Issuer"), and this Letter of Transmittal for 12 1/8% Series B Senior Redeemable Exchangeable Preferred Stock due 2004 which may be amended from time to time (this "Letter"), which together constitute the Issuer's offer (the "Exchange Offer") to exchange $1,000 principal amount of its 12 1/8% Series B Senior Redeemable Exchangeable Preferred Stock due 2004 (the "Exchange Shares") for each $1,000 in principal amount of its outstanding 12 1/8% Series B Senior Redeemable Exchangeable Preferred Stock due 2004 (the "Old Series B Shares") that were issued and sold in a transaction exempt from registration under the Securities Act of 1933, as amended (the "Securities Act").

    The undersigned has completed, executed and delivered this Letter to indicate the action he or she desires to take with respect to the Exchange Offer.

    All holders of Old Series B Shares who wish to tender their Old Series B Shares must, prior to the Expiration Date: (1) complete, sign, date and deliver this Letter, or a facsimile thereof, to the Exchange Agent, in person or to the address set forth above; and (2) tender his or her Old Series B Shares or, if a tender of Old Series B Shares is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility"), confirm such book-entry transfer (a "Book-Entry Confirmation"), in each case in accordance with the procedures for tendering described in the Instructions to this Letter. Holders of Old Series B Shares whose certificates are not immediately available, or who are unable to deliver their certificates or Book-Entry Confirmation and all other documents required by this Letter to be delivered to the Exchange Agent on or prior to the Expiration Date, must tender their Old Series B Shares according to the guaranteed delivery procedures set forth under the caption "The Exchange Offer--How to Tender" in the Prospectus.
(See Instruction 1).

    Upon the terms and subject to the conditions of the Exchange Offer, the acceptance for exchange of Old Series B Shares validly tendered and not withdrawn and the issuance of the Exchange Series B Shares will be made on the Exchange Date. For the purposes of the Exchange Offer, the Issuer shall be deemed to have accepted for exchange validly tendered Old Series B Shares when, as and if the Issuer has given written notice thereof to the Exchange Agent.

    The Instructions included with this Letter must be followed in their entirety. Questions and requests for assistance or for additional copies of the Prospectus or this Letter may be directed to the Exchange Agent, at the address listed above, or David K. Moskowitz, Senior Vice President, General Counsel and Secretary, EchoStar Communications Corporation, 90 Inverness Circle East, Englewood, Colorado 80112, at (303) 799-8222.

               PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL, INCLUDING
                      THE INSTRUCTIONS TO THIS LETTER, CAREFULLY
                            BEFORE CHECKING ANY BOX BELOW

    Capitalized terms used in this Letter and not defined herein shall have the respective meanings ascribed to them in the Prospectus.

    List in Box 1 below the Old Series B Shares of which you are the holder. If the space provided in Box 1 is inadequate, list the certificate numbers and principal amount of Old Series B Shares on a separate signed schedule and affix that schedule to this Letter.

                                        BOX 1

                                 TO BE COMPLETED BY ALL TENDERING HOLDERS
-------------------------------------------------------------------------------------------------------
                                                                                          Number of
                                                                       Number of          Old Series
     Name(s) and Address(es) of Registered Holder(s)   Certificate     Old Series          B Shares
                (Please fill in if blank)              Number(s)(1)     B Shares         Tendered (2)
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
Totals:
-------------------------------------------------------------------------------------------------------

(1) Need not be completed if Old Series B Shares are being tendered by book-entry transfer.

(2) Unless otherwise indicated, the entire principal amount of Old Notes represented by a certificate or Book-Entry Confirmation delivered to the Exchange Agent will be deemed to have been tendered.

Ladies and Gentlemen:

    Upon the terms and subject to the conditions of the Exchange Offer, the undersigned tenders to the Issuer the principal amount of Old Series B Shares indicated above. Subject to, and effective upon, the acceptance for exchange of the Old Series B Shares tendered with this Letter, the undersigned exchanges, assigns and transfers to, or upon the order of, the Issuer all right, title and interest in and to the Old Series B Shares tendered.

    The undersigned constitutes and appoints the Exchange Agent as his or her agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Issuer) with respect to the tendered Old Series B Shares, with full power of substitution, to: (a) deliver certificates for such Old Notes; (b) deliver Old Series B Shares and all accompanying evidence of transfer and authenticity to or upon the order of the Issuer upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Shares to which the undersigned is entitled upon the acceptance by the Issuer of the Old Series B Shares tendered under the Exchange Offer; and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of the Old Series B Shares, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

    The undersigned hereby represents and warrants that he or she has full power and authority to tender, exchange, assign and transfer the Old Series B Shares tendered hereby and that the Issuer will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuer to be necessary or desirable to complete the assignment and transfer of the Old Series B Shares tendered.

    The undersigned agrees that acceptance of any tendered Old Series B Shares by the Issuer and the issuance of Exchange Shares in exchange therefor shall constitute performance in full by the Issuer of its obligations under the Registration Rights Agreement (as defined in the Prospectus) and that, upon the issuance of the Exchange Shares, the Issuer will have no further obligations or liabilities thereunder (except in certain limited circumstances). By tendering Old Series B Shares, the undersigned certifies
(a) that it is not an "affiliate" of the Issuer within the meaning of the Securities Act (an "Affiliate"), that it is not a broker-dealer that owns Old Series B Shares acquired directly from the Issuer or an Affiliate, that it is acquiring the Exchange Shares acquired directly from the Issuer or an Affiliate, that it is acquiring the Exchange Shares offered hereby in the ordinary course of the undersigned's business and that the undersigned has no arrangement with any person to participate in the distribution of such Exchange Notes; or (b) that it is a Participating Broker-Dealer (as defined in the Registration Rights Agreement) and that it will deliver a prospectus in connection with any resale of the Exchange Shares.

     If the undersigned is a broker-dealer that will receive Exchange Shares for its own account, it will deliver a prospectus in connection with any resale of such Exchange Shares. By so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

    The Issuer may accept the undersigned's tender by delivering written notice of acceptance to the Exchange Agent, at which time the undersigned's right to withdraw such tender will terminate.

    All authority conferred or agreed to be conferred by this Letter shall survive the death or incapacity of the undersigned, and every obligation of the undersigned under this Letter shall be binding upon the undersigned's heirs, personal representatives, successors and assigns. Tenders may be withdrawn only in accordance with the procedures set forth in the Instructions contained in this Letter.

    Unless otherwise indicated under "Special Delivery Instructions" below, the Exchange Agent will deliver Exchange Shares (and, if applicable, a certificate for any Old Series B Shares not tendered but represented by a certificate also encompassing Old Notes which are tendered) to the undersigned at the address set forth in Box 1.

    The Exchange Offer is subject to the more detailed terms set forth in the Prospectus and, in case of any conflict between the terms of the terms of the Prospectus and this Letter, the Prospectus shall prevail.

/ / CHECK HERE IF TENDERED OLD SERIES B SHARES ARE BEING DELIVERED BY BOOK-ENTRY
    TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

         Name of Tendering Institution:
                                       ----------------------------------------

         Account Number:
                        -------------------------------------------------------

         Transaction Code Number:
                                 ----------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

/ / CHECK HERE IF TENDERED OLD SERIES B SHARES ARE BEING DELIVERED PURSUANT TO A
    NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

         Name(s) of Registered Owner(s):
                                        ---------------------------------------

         Date of Execution of Notice of Guaranteed Delivery:
                                                            -------------------

         Window Ticket Number (if available):
                                             ----------------------------------

         Name of Institution which Guaranteed Delivery:
                                                       ------------------------

                 PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
-------------------------------------------------------------------------------
                                        BOX 2

                                   PLEASE SIGN HERE
                    WHETHER OR NOT OLD SERIES B SHARES ARE BEING
                              PHYSICALLY TENDERED HEREBY

    This box must be signed by registered holder(s) of Old Series B Shares as their name(s) appear(s) on certificate(s) for Old Series B Shares, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Letter. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below. (See Instruction 3)

 X
  ---------------------------------------------------------------------------

 X
  ---------------------------------------------------------------------------
                   Signature(s) of Owner(s) or Authorized Signatory

Date: ________________, 1997
Name(s)
       ----------------------------------------------------------------------
                                    (Please Print)

Capacity:
         -----------------------

Address:
        ------------------------
                                  (Include Zip Code)

Area Code and Telephone No.:
                            ----------------


                     PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN
                   SIGNATURE GUARANTEE (SEE INSTRUCTIONS 3 BELOW)
          CERTAIN SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION

  ---------------------------------------------------------------------------
             (Name of Eligible Institution Guaranteeing Signatures)

  ---------------------------------------------------------------------------
               (Address (including zip code) and Telephone Number
                         (including area code) of Firm)

  ---------------------------------------------------------------------------
                                (Authorized Signature)

  ---------------------------------------------------------------------------
                                       (Title)

  ---------------------------------------------------------------------------
                                    (Printed Name)

Date: ________________, 1997

-------------------------------------------------------------------------------

                                       BOX 3

                      TO BE COMPLETED BY ALL TENDERING HOLDERS

                          PAYOR'S NAME:___________________
-------------------------------------------------------------------------------
                   Part 1                              Social Security Number
                                                     or Employer Identification
                   PLEASE PROVIDE YOUR TIN IN THE              Number
                   BOX AT RIGHT AND CERTIFY BY
                   SIGNING AND DATING BELOW.
-------------------------------------------------------------------------------
SUBSTITUTE         Part 2 / /
Form W-9
Department of the Check the box if you are NOT subject to back-up withholding Treasury, Internal under the provisions of Section 2406(a)(1)(C) of the Internal
Revenue Service    Revenue Code because (1) you have not been notified that you are subject to back-up withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue
                   Service has notified you that you are no longer subject to back-up withholding.
-------------------------------------------------------------------------------
Payor's Request    Part 3 / /
for Taxpayer
Identification     Check if
Number (TIN)       Awaiting TIN
-------------------------------------------------------------------------------
                   CERTIFICATION UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT
                   THE INFORMATION PROVIDED ON THIS FORM IS TRUE, CORRECT AND
                   COMPLETE.

                   Signature                                  Date
                             -------------------------------       -----------

                             -------------------------------
                                  Name:  (Please Print)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
             BOX 4                                  BOX 5

  SPECIAL ISSUANCE INSTRUCTIONS          SPECIAL DELIVERY INSTRUCTIONS
    (See Instructions 3 and 4)            (See Instructions 3 and 4)
-------------------------------------------------------------------------------
To be completed ONLY if certificates   To be completed ONLY if certificates
for Old Series B Shares not exchanged, for Old Series B Shares in a principal
or Exchange Shares, are to be issued   amount or Exchange Notes, are
in the name of someone other than      to be sent to someone other than the
the person whose signature appears     person whose signature appears in
in Box 2, or if Old Series B Shares    Box 2 or to an address other than that
delivered by book-entry transfer       shown in Box 1.
which are not accepted for exchange
are to be returned by credit to an     Deliver:
account maintained at the Book-
Entry Transfer Facility other than     (check appropriate boxes)
the account indicated above.
                                       / / Old Series B Shares not tendered
Issue and deliver:
                                       / / Exchange Shares, to:
(check appropriate boxes)
                                       (Please Print)
/ / Old Series B Shares not tendered
                                       Name:
/ / Exchange Shares, to:                    ---------------------------------

(Please Print)                         Address:
                                               ------------------------------
Name:
     --------------------------------          ------------------------------

Address:                                       ------------------------------
        -----------------------------
                                       Please complete the Substitute Form
        -----------------------------  W-9 at Box 3.

        -----------------------------  Tax I.D. or Social Security Number:

Please complete the Substitute Form    --------------------------------------
W-9 at Box 3.

Tax I.D. or Social Security Number:

-------------------------------------
-------------------------------------------------------------------------------

                                 INSTRUCTIONS

                        FORMING PART OF THE TERMS AND
                       CONDITIONS OF THE EXCHANGE OFFER

    1. DELIVERY OF THIS LETTER AND CERTIFICATES. Certificates for Old Series B Shares or a Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed copy of this Letter and any other documents required by this Letter, must be received by the Exchange Agent at one of its addresses set forth herein on or before the Expiration Date. The method of delivery of this Letter, certificates for Old Series B Shares or a Book-Entry Confirmation, as the case may be, and any other required documents is at the election and risk of the tendering holder, but except as otherwise provided below, the delivery will be deemed made when actually received by the Exchange Agent. If delivery is by mail, the use of registered mail with return receipt requested, properly insured, is suggested.

    If tendered Old Series B Shares are registered in the name of the signer of the Letter of Transmittal and the Exchange Shares to be issued in exchange therefor are to be issued (and any untendered Old Series B Shares are to be reissued) in the name of the registered holder, the signature of such signer need not be guaranteed. In any other case, the tendered Old Series B Shares must be endorsed or accompanied by written instruments of transfer in form satisfactory to the Issuer and duly executed by the registered holder and the signature on the endorsement or instrument of transfer must be guaranteed by a bank, broker, dealer, credit union, savings association, clearing agency or other institution (each an "Eligible Institution") that is a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Exchange Act. If the Exchange Shares and/or Old Series B Shares not exchanged are to be delivered to an address other than that of the registered holder appearing on the note register for the Old Series B Shares, the signature on the Letter of Transmittal must be guaranteed by an Eligible Institution.

    Any beneficial owner whose Old Series B Shares are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender Old Series B Shares should contact such holder promptly and instruct such holder to tender Old Series B Shares on such beneficial owner's behalf. If such beneficial owner wishes to tender such Old Series B Shares himself, such beneficial owner must, prior to completing and executing the Letter of Transmittal and delivering such Old Series B Shares, either make appropriate arrangements to register ownership of the Old Series B Shares in such beneficial owner's name or follow the procedures described in the immediately preceding paragraph. The transfer of record ownership may take considerable time.

    Holders whose Old Series B Shares are not immediately available or who cannot deliver their Old Series B Shares or a Book-Entry Confirmation, as the case may be, and all other required documents to the Exchange Agent on or before the Expiration Date may tender their Old Series B Shares pursuant to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedure: (i) tender must be made by or through an Eligible Institution; (ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by telegram, telex, facsimile transmission, mail or hand delivery) (x) setting forth the name and address of the holder, the description of the Old Series B Shares and the principal amount of Old Series B Shares tendered, (y) stating that the tender is being made thereby and (z) guaranteeing that, within five New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, this Letter together with the certificates representing the Old Series B Shares or a Book-Entry Confirmation, as the case may be, and any other documents required by this Letter will be deposited by the Eligible Institution with the Exchange Agent; and (iii) the certificates for all tendered Old Series B Shares or a Book-Entry Confirmation, as the case may be, as well as all other documents required by this Letter, must be received by the Exchange Agent within five New York Stock Exchange trading days after the date of execution of such

Notice of Guaranteed Delivery, all as provided in the Prospectus under the caption "The Exchange Offer--How to Tender."

    The method of delivery of Old Series B Shares and all other documents is at the election and risk of the holder. If sent by mail, it is recommended that registered mail, return receipt requested, be used, proper insurance be obtained, and the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent on or before the Expiration Date.

    Unless an exemption applies under the applicable law and regulations concerning "backup withholding" of federal income tax, the Exchange Agent will be required to withhold, and will withhold, 31% of the gross proceeds otherwise payable to a holder pursuant to the Exchange Offer if the holder does not provide his or her taxpayer identification number (social security number or employer identification number) and certify that such number is correct. Each tendering holder should complete and sign the main signature form and the Substitute Form W-9 included as part of the Letter of Transmittal, so as to provide the information and certification necessary to avoid backup withholding, unless an applicable exemption exists and is proved in a manner satisfactory to the Issuer and the Exchange Agent.

    If a holder desires to accept the Exchange Offer and time will not permit a Letter of Transmittal or Old Series B Shares to reach the Exchange Agent before the Expiration Date, a tender may be effected if the Exchange Agent has received at its office listed on the back cover hereof on or prior to the Expiration Date a letter, telegram or facsimile transmission from an Eligible Institution setting forth the name and address of the tendering holder, the principal amount of the Old Series B Shares being tendered, the names in which the Old Series B Shares are registered and, if possible, the certificate numbers of the Old Notes to be tendered, and stating that the tender is being made thereby and guaranteeing that within five New York Stock Exchange trading days after the date of execution of such letter, telegram or facsimile transmission by the Eligible Institution, the Old Series B Shares, in proper form for transfer, will be delivered by such Eligible Institution together with a properly completed and duly executed Letter of Transmittal (and any other required documents). Unless Old Series B Shares being tendered by the above-described method (or a timely Book-Entry Confirmation) are deposited with the Exchange Agent within the time period set forth above (accompanied or preceded by a properly completed Letter of Transmittal and any other required documents), the Issuer may, at its option, reject the tender. Copies of a Notice of Guaranteed Delivery which may be used by Eligible Institutions for the purposes described in this paragraph are available from the Exchange Agent.

    A tender will be deemed to have been received as of the date when the tendering holder's properly completed and duly signed Letter of Transmittal accompanied by the Old Series B Shares (or a timely Book-Entry Confirmation) is received by the Exchange Agent. Issuances of Exchange Notes in exchange for Old Series B Shares tendered pursuant to a Notice of Guaranteed Delivery or letter, telegram or facsimile transmission to similar effect (as provided above) by an Eligible Institution will be made only against deposit of the Letter of Transmittal (and any other required documents) and the tendered Old Series B Shares (or a timely Book-Entry Confirmation).

    All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Series B Shares will be determined by the Issuer, whose determination will be final and binding. The Issuer reserves the absolute right to reject any or all tenders that are not in proper form or the acceptance of which, in the opinion of the Issuer's counsel, would be unlawful. The Issuer also reserves the right to waive any irregularities or conditions of tender as to particular Old Series B Shares. All tendering holders, by execution of this Letter, waive any right to receive notice of acceptance of their Old Series B Shares. The Issuer's interpretation of the terms and conditions of the Exchange Offer (including the Letter of Transmittal and the instructions thereto) will be final and binding.

    Neither the Issuer, the Exchange Agent nor any other person shall be obligated to give notice of defects or irregularities in any tender, nor shall any of them incur any liability for failure to give any such notice.

    2. PARTIAL TENDERS; WITHDRAWALS. If less than the entire principal amount of any Old Series B Share evidenced by a submitted certificate or by a Book-Entry Confirmation is tendered, the tendering holder must fill in the principal amount tendered in the fourth column of Box 1 above. All of the Old Series B Shares represented by a certificate or by a Book-Entry Confirmation delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. A certificate for Old Series B Shares not tendered will be sent to the holder, unless otherwise provided in Box 5, as soon as practicable after the Expiration Date, in the event that less than the entire principal amount of Old Series B Shares represented by a submitted certificate is tendered (or, in the case of Old Series B Shares tendered by book-entry transfer, such non-exchanged Old Series B Shares will be credited to an account maintained by the holder with the Book-Entry Transfer Facility).

    If not yet accepted, a tender pursuant to the Exchange Offer may be withdrawn prior to the Expiration Date. To be effective with respect to the tender of Old Series B Shares, a notice of withdrawal must: (i) be received by the Exchange Agent before the Issuer notifies the Exchange Agent that it has accepted the tender of Old Series B Shares pursuant to the Exchange Offer; (ii) specify the name of the person who tendered the Old Series B Shares; (iii) contain a description of the Old Series B Shares to be withdrawn, the certificate numbers shown on the particular certificates evidencing such Old Series B Shares and the principal amount of Old Series B Shares represented by such certificates; and (iv) be signed by the holder in the same manner as the original signature on this Letter (including any required signature guarantee).

    For a withdrawal to be effective, a written or facsimile transmission notice of withdrawal must be timely received by the Exchange Agent at its address set forth on the back cover of the Prospectus prior to the Expiration Date. Any such notice of withdrawal must specify the person named in the Letter of Transmittal as having tendered Old Series B Shares to be withdrawn, the certificate numbers of Old Series B Shares to be withdrawn, the principal amount of Old Series B Shares to be withdrawn, a statement that such holder is withdrawing his election to have such Old Series B Shares exchanged, and the name of the registered holder of such Old Series B Shares, and must be signed by the holder in the same manner as the original signature on the Letter of Transmittal (including any required signature guarantees) or be accompanied by evidence satisfactory to the Issuer that the person withdrawing the tender has succeeded to the beneficial ownership of the Old Series B Shares being withdrawn. The Exchange Agent will return the properly withdrawn Old Series B Shares promptly following receipt of notice of withdrawal. All questions as to the validity of notices of withdrawals, including time of receipt, will be determined by the Issuer, and such determination will be final and binding on all parties.

    3. SIGNATURES ON THIS LETTER; ASSIGNMENTS; GUARANTEE OF SIGNATURES. If this Letter is signed by the holder(s) of Old Series B Shares tendered hereby, the signature must correspond with the name(s) as written on the face of the certificate(s) for such Old Series B Shares, without alteration, enlargement or any change whatsoever.

    If any of the Old Series B Shares tendered hereby are owned by two or more joint owners, all owners must sign this Letter. If any tendered Old Series B Shares are held in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are names in which certificates are held.

    If this Letter is signed by the holder of record and (i) the entire principal amount of the holder's Old Series B Shares are tendered; and/or
(ii) untendered Old Series B Shares, if any, are to be issued to the holder of record, then the holder of record need not endorse any certificates for tendered Old Series B Shares, nor provide a separate bond power. In any other case, the holder of record must transmit a separate bond power with this Letter.

    If this Letter or any certificate or assignment is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and proper evidence satisfactory to the Issuer of their authority to so act must be submitted, unless waived by the Issuer.

    Signatures on this Letter must be guaranteed by an Eligible Institution, unless Old Series B Shares are tendered: (i) by a holder who has not completed the Box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter; or (ii) for the account of an Eligible Institution. In the event that the signatures in this Letter or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantees must be by an eligible guarantor institution which is a member of The Securities Transfer Agents Medallion Program (STAMP), The New York Stock Exchanges Medallion Signature Program (MSP) or The Stock Exchanges Medallion Program (SEMP). If Old Series B Shares are registered in the name of a person other than the signer of this Letter, the Old Series B Shares surrendered for exchange must be endorsed by, or be accompanied by a written instrument or instruments of transfer or exchange, in satisfactory form as determined by the Issuer, in its sole discretion, duly executed by the registered holder with the signature thereon guaranteed by an Eligible Institution.

    4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Tendering holders should indicate, in Box 4 or 5, as applicable, the name and address to which the Exchange Shares or certificates for Old Series B Shares not exchanged are to be issued or sent, if different from the name and address of the person signing this Letter. In the case of issuance in a different name, the tax identification number of the person named must also be indicated. Holders tendering Old Series B Shares by book-entry transfer may request that Old Series B Shares not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such holder may designate.

    5. TAX IDENTIFICATION NUMBER. Federal income tax law requires that a holder whose tendered Old Series B Shares are accepted for exchange must provide the Exchange Agent (as payor) with his or her correct taxpayer identification number ("TIN"), which, in the case of a holder who is an individual, is his or her social security number. If the Exchange Agent is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery to the holder of the Exchange Shares pursuant to the Exchange Offer may be subject to back-up withholding. (If withholding results in overpayment of taxes, a refund may be obtained.) Exempt holders (including, among others, all corporations and certain foreign individuals) are not subject to these back-up withholding and reporting requirements. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

    Under federal income tax laws, payments that may be made by the Issuer on account of Exchange Shares issued pursuant to the Exchange Offer may be subject to back-up withholding at a rate of 31%. In order to prevent back-up withholding, each tendering holder must provide his or her correct TIN by completing the "Substitute Form W-9" referred to above, certifying that the TIN provided is correct (or that the holder is awaiting a TIN) and that: (i) the holder has not been notified by the Internal Revenue Service that he or she is subject to back-up withholding as a result of failure to report all interest or dividends; (ii) the Internal Revenue Service has notified the holder that he or she is no longer subject to back-up withholding; or (iii) in accordance with the Guidelines, such holder is exempt from back-up withholding. If the Old Series B Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for information on which TIN to report.

    6. TRANSFER TAXES. The Issuer will pay all transfer taxes, if any, applicable to the transfer of Old Series B Shares to it or its order pursuant to the Exchange Offer. If, however, the Exchange Shares or certificates for Old Series B Shares not exchanged are to be delivered to, or are to be issued in the name of, any person other than the record holder, or if tendered certificates are recorded in the name of any person other than the person signing this Letter, or if a transfer tax is imposed by any reason other than the transfer of Old Series B Shares to the Issuer or its order pursuant to the Exchange Offer, then the amount of such transfer taxes (whether imposed on the record holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of taxes or exemption from taxes is not submitted with this Letter, the amount of transfer taxes will be billed directly to the tendering holder.

    Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter.

    7. WAIVER OF CONDITIONS. The Issuer reserves the absolute right to amend or waive any of the specified conditions in the Exchange Offer in the case of any Old Series B Shares tendered.

    8. MUTILATED, LOST, STOLEN OR DESTROYED CERTIFICATES. Any holder whose certificates for Old Series B Shares have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above, for further instructions.

    9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus or this Letter, may be directed to the Exchange Agent.

    IMPORTANT: THIS LETTER (TOGETHER WITH CERTIFICATES REPRESENTING TENDERED OLD SERIES B SHARES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR BEFORE THE EXPIRATION DATE (AS DEFINED IN THE PROSPECTUS).